073255
                                  EXHIBIT 4.1

                                                                       SHARES


 NUMBER                     CONCURRENT                          SEE REVERSE FOR
 CCU14563               COMPUTER CORPORATION                 CERTAIN DEFINITIONS

                        Concurrent Computer Corporation
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS  IS  TO  CERTIFY  THAT                                 CUSIP  206710  20  4




IS  THE  OWNER  OF

  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01, OF

                         CONCURRENT COMPUTER CORPORATION
========================                                 =======================
      (Hereinafter called the Corporation), transferable on the books of the
                 Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are sub-ject to the provisions of the Certificate of Incorporation and the By-Laws of
                  the Corporation as now or hereafter amended.
   This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

05-10-02                                                               05-10-02
                         CONCURRENT COMPUTER CORPORATION
                                 CORPORATE SEAL
                                  1981 DELAWARE

/s/ Jack Bryant                                      /s/ Steven R. Norton
    CHIEF EXECUTIVE OFFICER                              CHIEF FINANCIAL OFFICER

ABM SECOL                                                ABM SECOL
COUNTER SIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)

                                                    TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OF RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT     Custodian
TEN ENT - as tenants by the entireties               (Cust)     (Minor)
JT TEN  - as joint tenants with right of             under Uniform Gifts to
Minors    survivorship and not as tenants            Act.
          in common.                                    (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________


________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated ___________________________


              __________________________________________________________________
     NOTICE: THE SIGNATURE TO THIS ASSIGNEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR EMLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


_________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIPS IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Concurrent Computer Corporation (the "Company") and The First National Bank of Boston, dated as of July 31, 1992 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefore. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was, or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Persons by any subsequent holder, may be null and void.